Contract Assets - Schedule of Contract With Customer Asset Net Current (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Jun. 30, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Contract with Customer, Asset, after Allowance for Credit Loss, Current [Abstract]
Contract assets	¥ 70,186	$ 10,478	¥ 56,869
Allowance for credit losses	(25,593)	(3,821)	(14,478)	$ (2,162)	¥ (9,968)	¥ (3,497)
Total	¥ 44,593	$ 6,657	¥ 42,391